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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                JULY 31, 1996



                           PROTECTIVE LIFE CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                        1-12332                    95-2492236
(State or other jurisdiction    (Commission               (IRS Employer
  of incorporation)              File Number)              Identification No.)


                2801 HIGHWAY 280 SOUTH, BIRMINGHAM, ALABAMA      35223
                  (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code    (205) 879-9230


                                       N/A
         (Former name or former address, if changed since last report.)


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

  (c)     Exhibits

          The   following   exhibits   are  filed  with   reference  to  the
          Registration Statements on Form S-3 (Registration Nos. 333-3435, 33-55063 and 33-52831) of Protective Life Corporation and PLC Capital L.L.C.

  1(e) Distribution Agreement, dated as of July 31, 1996, by and between Protective Life Corporation and Edward D. Jones & Co.

  1(e)(1) Terms Agreement, dated as of July 31, 1996, by and between Protective
          Life Corporation and Edward D. Jones & Co.

  4(g)(2) Supplemental Indenture No. 2, dated as of August 1, 1996, to Senior
          Indenture, dated as of July 1, 1994, from Protective Life Corporation to The Bank of New York.

  4(m) Specimen 7.45% Medium-Term Note due August 1, 2011 (included as exhibit A to exhibit 4(g)(2))

  5(c) Opinion of Sutherland, Asbill & Brennan as to the legality of the securities

  8(b) Opinion of Sutherland, Asbill & Brennan as to tax matters (included in exhibit 5(c ))

  23(e)   Consent of Sutherland, Asbill & Brennan (included in exhibit 5(c))


                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    PROTECTIVE LIFE CORPORATION


                              BY/s/Jerry W. DeFoor
                                   Jerry W. DeFoor
                                   Vice President and Controller

Dated:   August 8, 1996

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